UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22445

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

 (Exact name of registrant as specified in charter)

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

100 Limestone Plaza

 Fayetteville,  NY 13066

(Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE  19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (315) 234-9716

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2012

Pinnacle Capital Management Balanced Fund

Shareholder Letter

October 31, 2012

Before proceeding into a review of the year ended October 31, 2012, we would like to highlight one noninvestment highlight for the Pinnacle Capital Management Balanced Fund (the “Fund”).   Effective July 27, 2012, the trading symbol for the Fund was changed to PINBX.  With this change, the price of the Fund will be available in most places where mutual fund quotes are available.

Turning to the review, while returns were positive for investors in the Fund, those returns lagged our benchmark.  As has been the pattern of late, the U.S. economy continued to limp along.  Third quarter GDP grew at 2.7% following the second quarter’s anemic 1.3% annual rate.  For the year ended October 31, 2012, GDP increased 2.5%.  Likewise, job growth continued to languish, as nonfarm payrolls grew by just 1.9 million over the past year.  While this brought the unemployment rate down to 7.7%, the lowest since early 2009, job growth is nowhere near the level where it needs to be to bring about full employment any time soon.  Meanwhile, energy prices have been somewhat stable.  Crude oil is in the mid $80s, down from its high of near $110 and near its price in the low $90s one year ago.  Gasoline prices, as well, are near year ago prices despite some significant swings during the year.

If one were not paying attention to the facts, one would suspect that the past year was one of negative returns for the markets.  But ultimately stocks, as measured by the S&P 500, returned about 15% for the year ended October 31, 2012, as corporate profits remained strong.  Though bonds yields fluctuated wildly, the Barclay’s Aggregate Bond Index, a broad measure of bond returns, finished the same period with an increase of just over 5%.

It’s all very confusing – and rightly so.   Investors are trying to process the implications of debt levels at home and abroad, as well as what the U.S. election outcome actually means.  As we publish this letter, the elections are over and the American people have returned essentially the same players to Washington.  So, what are the post election implications?  There are three major interrelated issues that come to mind when we think of the impact of the post inauguration environment:  1) foreign affairs; 2) economic growth; and 3) debt. We will not dwell on the first issue.  Though the scope of foreign affairs impacts will be large, both space and focus considerations will limit our discussion on this topic.  Suffice it to say that the Obama administration (the “Administration”) will likely continue to strive for global accommodation while quietly projecting power where necessary (e.g., drone strikes inside Pakistan).  The Administration, however, will likely find itself more reactive than proactive, and the Administration will likely find options for dealing with global situations limited by the nation’s financial issues.

Discussion about economic growth and the nation’s debt levels need to be considered together.  The two issues are too far intertwined.  Before we go into the specifics, we can imagine some readers already objecting.  They may recall that there have been warnings in the past that government deficits would be ruinous, but in reality there have been few ill effects.  We do not share that perspective.  We believe that such impressions reflect a limited reading history.  Indeed, the economic health of many nations, as well as the economic health of our own nation early in its history, were impacted by overall debt levels.  Still, in our own lifetimes, we can readily recall the agonized debates over deficit spending in the 1970s and 1980s.  We think that part of the confusion arises from a failure to recognize that a deficit is not the same thing as a debt.   A deficit reflects how much one spends in any particular time frame over and above what the one receives in income.   Debt is the amount that is owed irrespective of whether current spending is greater or less than receipts.

At the present time, the level of debt cannot help but impact the nation’s economic health.  Here are some basic numbers.  The GDP of this country is about $15.5 trillion.  Debt at the Federal level is roughly $16.1 trillion and growing by $1 trillion per year.  The average interest rate on the Federal debt is currently running at roughly 2.7%.  Since debt just about equals GDP, the percentage of GDP taken by interest payments is nearly the same as the interest rate.  Now over the past year, nominal GDP has grown by 4.2% (which equals real GDP growth plus inflation).  Looked at another way, roughly 64% of economic growth over the past year was paid out in interest.

Not all of that interest was paid to foreigners, so a significant portion went back into our own economy.  To that, we’d point out that Federal debt is not the only debt.  According to the World Bank, at year end 2011, the total debt of this country – public and private – that is owed to foreigners was about $15.5 trillion.   As the interest rate on non-Federal debt is generally higher than Federal debt, we would say the discussion above understates the magnitude of the issue.

Two other factors also come into play:  1) Deficits are so large that debt is growing faster than the economy.  Consequently, interest will continue to take a larger share of our economic growth; and  2) changes in interest rates can cause significant swings in the amount of interest expense.  An analogy is someone who makes roughly $75,000 per year, has $75,000 in debt, and because of over spending that debt is growing by $5,000 per year.  He can still borrow below 3%, but that is due to his past credit history.  He is at risk of being overwhelmed by interest costs if either interest rates go up or his debt continues to increase.  Are we as a nation past that point of no return?  We do not think so, although we may not be far off.  But we are comfortable saying that the current level of interest rates is unsustainably low and that it is becoming increasingly difficult for deficit spending to get us out of the hole.

How will the Administration likely react to these significant problems? The Democratic philosophy seems to be, take a little bit back from the savers (the wealthy), stimulate the economy with government spending, and (perhaps) eventually tackle the debt problem once the economy is growing fast enough to reduce the deficit as a percent of GDP.  The Republican philosophy seems to be reduce spending to cut the growth of debt, permit the wealthy to keep their money so that the money will (hopefully) be spent in the economy, and create a level of regulatory and tax policy that is stable enough to encourage businesses to spend.

Here is the problem with the Democratic philosophy.  There is no way that you can stimulate the economy enough without raising taxes to pay for the cost of the money used to stimulate the economy.  True, economic stimulus will have some effect on the economy.  But it is likely that all the benefit will be largely offset by the cost of funds borrowed for that stimulus.  The government will then have to resort to taxing everyone which will likely have a counter stimulus effect.

Here is the problem with the Republican philosophy.  Cutting government spending will likely have a direct negative impact on the economy despite the fact that creating a stable tax and regulatory environment will likely have a positive impact on the economy.  The rub is that the effects of cuts in spending will probably kick in before the positive benefits of their plan kick in.  In the meantime, the debt could continue to grow and the cost of servicing it could offset benefits.

Enter the Federal Reserve.  What if they printed so much money that the cost of money falls?  They’re already doing it.  What if they printed money which was utilized to reduce the debt?  They’re sort of doing it.  The Fed is buying $40 billion per month of mortgage backed securities that are guaranteed by the government.  While they buy this debt, the government is issuing its own debt.  The net effect is not much different than directly buying one’s own – or monetizing – debt.

While we believe there will be some pernicious effects from monetizing the debt, not the least of which are inflation and rising interest rates, we do believe that any solution to this nation’s debt problem will likely include such a path.   Let us be clear.  We are not recommending this path.  We merely expect it to occur.  Further, monetizing debt, at best, has similar effects of bankruptcy.  It permits the nation to escape some debt and buys time for fixing the underlying problem.  It is not a cure for debt and spending problems.  If we monetize the debt, but then continue to run huge deficits, both inflation and interest rates would likely skyrocket while the nation’s wealth could be severely eroded.

On the other hand, progress in getting the nation’s debt under control will lead to reduced uncertainty which, in turn, will lead to increased investment and productivity gains. In the end, it is only population growth and productivity gains that can lead to sustainable economic growth.  It is obvious that the path will not be smooth.  The President and the Congress are forced to deal with debt issues.   Sometimes, one does not get to choose one’s own agenda.

Equity Strategy

While GDP growth slowed, corporate profits continue to advance.  While this has occurred, we cannot ignore that revenue growth has slowed as emerging markets are not growing as fast as in past years.  Consequently, we do have some concerns that in the near term, earnings growth will likely be constrained.   Still, we do not see falling earnings, and the stock market represents, in our opinion, an excellent value.    With a price / earnings (P/E) ratio around 14 and a dividend yield in excess of 2%, we see very few scenarios under which stocks do not outperform bonds over the intermediate to long term.

Looking at the Fund’s equity holdings, individual company results were mixed.  As in the prior year, fear often took hold.  The stocks of companies exposed to global growth were often crushed at the slightest sign of a deceleration of revenues.  While consumer stocks, including Disney, Embotelladora Andina, Grupo Pao de Acucar, and Unilever performed well, industrial stocks such as United Technologies, Caterpillar, and Siemens AG vastly underperformed.  The latter two securities were sold from the Fund’s portfolio.  The Fund also sold its position in Excelis Inc.   The Fund’s position in this stock was a result of a spinoff from its position in ITT.   On November 1, 2011 ITT split into three companies – ITT, Xylem, and Excelis.  The Fund has retained its position in the two former companies.  During the year, the Fund also closed out its position in Waste Management.

The Fund held on to its position in technology oriented stocks.  The underlying financial results of these large cap technology companies including Microsoft, Intel, EMC, and IBM performed in line with our expectations.  Unfortunately, the markets did not reward investors as fears of global slowdowns and computers being replaced by tablets compressed valuations.  We believe these fears are over blown.

 In the year ended October 31st, the Fund took new equity positions in DirecTV, First Cash Financial Services, and World Fuel Services Corp.  DirecTV provides satellite television service, not only in the U.S, but throughout Latin America.  First Cash Financial Services operates pawn shops in the U.S. and Mexico, with more than half its revenues derived from that latter country.  World Fuel Services is a logistics company delivering fuel to aviation, marine, and truck fleets on a worldwide basis.

 As managers of the Fund, we are clearly not satisfied with performance.   The Fund has strong exposure to global technology companies, U.S. industrial exporters, and emerging market consumer companies.  Given our outlook for the global economy the Fund will likely stick with this emphasis for now.

Fixed Income Strategy

We are quite concerned about the amount of risk in fixed income markets.  We have been sounding the warning for a long time – perhaps too long – and we understand that Fund investors might be frustrated.   We also understand that swings in equity markets have been more than many have been able to tolerate.  But with interest rates as low as they are, it is difficult for bond investors to find investments which compensate them for the risk they are taking on.

In referring to risk, we are considering credit risk, volatility risk, and reinvestment rate risk.  As an illustration of the credit risk problem, imagine that the available interest rate on bonds was 7%.  In that case, interest on bonds would offset potential losses due to defaults to the extent that those losses don’t exceed 1/14th of the portfolio.  At 2% interest rates, portfolios could not withstand credit losses exceeding 1/50th of the portfolio.  Now we are not predicting such losses in the Fund’s portfolio, but as interest rates get lower and lower, there is less room to recover if unexpected events occur.

Volatility refers to the risk of changing market value.  Here we are referring to changes due to interest rate movements.  We covered credit risk above.  Currently, a 10 year non-callable bond will change in price roughly 7% for every 1% change in interest rates.  The exact price movement will be influenced by the coupon and current price.  As interest rates have fallen, this has increased bond returns, especially those bonds with long maturities.  The flip is also true.  Upward movements in interest rates can drive bond prices as well.  For example, between July 24 and September 14, the yield on the 10 year Treasury rose from 1.39% to 1.87%.  Over that same time period, the price of the 10 year Treasury fell 3.8%.  Now the alternative is to ignore the volatility and hold the bond to maturity.  That is fine, but one has to be satisfied with low rates, not just for the present, but for the future as well.

Finally, reinvestment risk refers to the risk that one is subject to whatever the rates are when cash becomes available.  This includes both interest and principal payments.  We’re seeing that impact now as bonds mature and we’re faced with less than desirable options as to where to place the funds.

Needless to say, while the Fund has attempted to capture yield when appropriate, there has been no large shift of the portfolio in order to chase yields.

Specifically, when taking on credit risk to obtain some yield, in some circumstances the Fund utilized commingled securities to diversify risk.  The Fund purchased a position in the SPDR Barclays Capital High Yield Bond exchange traded fund (ETF).  This ETF contains a diversified portfolio of higher yielding, below investment grade securities.  The Fund also purchased a position in the Fidelity Floating Rate High Income Fund, an open ended mutual fund.  This Fund also invests in below investment grade securities, but the underlying securities are of shorter duration and the interest rate on these securities float – that is they are likely to go up with increases in interest rates and decline with decreases in interest rates.  Offsetting the credit risk exposure underlying individual securities in the two above mentioned funds, the Fund purchased U.S. Treasury notes maturing in 2015 and 2016. Finally, the Fund purchased a position in the bonds of GATX Corp.  These bonds offset the position in Newell Rubbermaid bonds which matured in March.

We’ll close by repeating a mantra that we have said time and time again:  When the markets offer returns commensurate with risk, it makes sense to take on risk to achieve those returns.  When the markets do not offer returns commensurate with risk, it makes more sense to focus on preserving capital rather than increasing risk to chase returns.

As always, thank you for your investment in the Fund.

Pinnacle Capital Management Balanced Fund
Performance Illustration
October 31, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Pinnacle Capital Management Balanced Fund
Barclay's Capital U.S. Aggregate Bond Index
S&P 500 Index
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index
12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
Jan-11
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12

Average Annual Total Returns For the Periods Ended October 31, 2012
	Pinnacle Capital Management Balanced Fund	Barclay's Capital U.S. Aggregate Bond Index	S&P 500 Index	60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index
1 Year	6.31%	5.26%	15.20%	11.29%
Since Inception**	0.62%	6.98%	7.93%	7.83%

October 31, 2012	Ending Balance
Pinnacle Capital Management Balanced Fund	$ 10,110
Barclay's Capital U.S. Aggregate Bond Index	$ 11,274
S&P 500 Index	$ 11,454
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	$ 11,434

*This chart assumes an initial investment of $10,000 made on January 21, 2011, commencement of investment operations.

** Annualized.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4866.

Pinnacle Capital Management Balanced Fund
Portfolio Illustration
October 31, 2012 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.

The underlying securities are represented as a percentage of the portfolio of investments.

	Pinnacle Capital Management Balanced Fund
	Schedule of Investments
	October 31, 2012

Shares		Fair Value

COMMON STOCK - 64.09%

Accident & Health Insurance - 2.36%
2,403	Aflac, Inc.	$ 119,621

Air Courier Services - 2.33%
1,283	FedEx Corp.	118,023

Aircraft Engines & Engine Parts - 2.35%
1,523	United Technologies Corp.	119,038

Balls & Roller Bearings - 2.43%
3,126	Timken Co.	123,446

Beverages - 2.11%
2,822	Embotelladora Andina S.A. ADR (Chile)	106,897

Biological Products (No Diagnostic Substances) - 2.17%
2,253	Life Technologies Corp. *	110,194

Breweries - 2.19%
2,568	SABMiller PLC SP ADR	111,194

Computer & Office Equipment - 2.05%
533	International Business Machines Corp.	103,684

Computer Peripheral Equipment, NEC - 1.93%
15,215	Xerox Corp.	97,985

Computer Storage Devices - 1.85%
3,835	EMC Corp. *	93,651

Communication Services, NEC - 2.23%
2,214	DIRECTV *	113,224

Credit Services - 2.09%
2,377	First Cash Financial Services, Inc. *	106,157

Crude Petroleum & Natural Gas - 2.04%
1,249	Apache Corp.	$ 103,316

Electric & Other Electrical Equipment - 2.06%
4,966	General Electric Co.	104,584

Food and Kindred Products - 4.96%
1,003	Kraft Foods, Inc. *	45,596
3,010	Mondelez International, Inc.	79,915
3,378	Unilever Plc. ADR	125,966
		251,477
General Industrial Machinery & Equipment, Nec - 2.18%
1,757	Pall Corp.	110,621

Grain Mill Products - 2.18%
2,110	Kellogg Co.	110,395

Grocery Stores - 2.76%
2,999	Companhia Brasileira de Distribuicao Class A (Brazil)	140,173

Meat Products - 2.47%
6,826	Brasil Foods S.A. ADR	125,052

Pharmaceutical Preparations - 4.98%
5,258	Mylan, Inc. *	133,238
2,957	Teva Pharmaceutical Industries Ltd. ADR	119,522
		252,760
Pumps & Pumping Equipment - 3.38%
4,299	ITT Corp.	89,419
3,380	Xylem, Inc.	81,999
		171,418
Semiconductors & Related Devices - 1.98%
4,652	Intel Corp.	100,623

Services-Computer Integrated Systems Design - 1.41%
1,413	Caci International, Inc. Class A *	71,258

Services-Miscellaneous Amusement & Recreation - 2.34%
2,411	Walt Disney Co.	118,428

Services-Prepackaged Software - 3.80%
3,338	Microsoft Corp.	95,267
1,636	Intuit, Inc.	97,227
		192,494
Wholesale-Petroleum & Petroleum Products (No Bulk Stations) - 1.46%
2,135	World Fuel Services Corp.	74,085

TOTAL FOR COMMON STOCK (Cost $3,073,045) - 64.09%		3,249,798

Principal

CORPORATE BONDS - 19.27%

Commercial Banks-Central US - 0.63%
25,000	LaSalle Bank NA BAC 2.50% 10/8/2013	$ 31,796

Consumer Products-Misc. - 1.42%
60,000	Clorox Co. 5.95% 10/15/2017	71,838

Data Processing/Mgmt. - 0.60%
30,000	Dun & Bradstreet Corp. 6.00% 4/1/2013	30,613

Diversified Banking Inst. - 1.01%
25,000	JP Morgan Chase & Co. 5.25% 5/1/2015	27,378
25,000	Morgan Stanley 3.49% 3/1/2020 **	23,625
		51,003
Electric Products-Misc. - 2.52%
108,000	Emerson Electric Co. 5.375% 10/15/2017	128,069

Electric-Integrated - 2.18%
45,000	Empresa Nacional De Electric 8.625% 8/1/2015	52,859
50,000	Public Service Electric & Gas 6.75% 1/1/2016	57,783
		110,642
Finance-Consumer Loans - 0.92%
42,000	HSBC Finance Corp. 5.60% 2/15/2018	46,569

Finance-Credit Card - 2.49%
120,000	American Express Credit Co. 2.75% 9/15/2015	126,500

Finance-Invest Bnkr/Brkr - 1.03%
50,000	Merrill Lynch & Co. 5.00% 2/3/2014	52,253

Retail-Restaurants - 0.86%
40,000	Yum! Brands Inc. 4.25% 9/15/2015	43,409

Super-Regional Banks US - 1.49%
70,000	Wells Fargo & Co. 5.00% 11/15/2014	75,452

Telephone-Integrated - 2.47%
100,000	Verizon Communications 6.10% 4/15/2018	125,240

Transport-Equipment & Leasing - 1.65%
75,000	Gatx Corp. 8.75% 05/15/2014	83,492

TOTAL FOR CORPORATE BONDS (Cost $921,063) - 19.27%		976,876

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 3.96%
100,000	United States Treasury Notes 0.875% 12/31/2016	101,211
100,000	United States Treasury Notes 0.25% 02/15/2015	99,836

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $199,778) - 3.96%		201,047

EXCHANGE TRADED FUNDS - 6.17%
4,872	SPDR Barclays Capital High Yield Bond	$ 196,535
1,430	Vanguard Short-Term Bond ETF	116,345

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $310,133) - 6.17%		312,880

MUTUAL FUND - 3.95%
20,181	Fidelity Floating Rate High Income Fund	200,398

TOTAL FOR MUTUAL FUND (Cost $198,283) - 3.95%		200,398

SHORT TERM INVESTMENTS - 4.86%
246,300	Fidelity Institutional Money Market Portfolio 0.26% ** (Cost $246,300)	246,300

TOTAL INVESTMENTS (Cost $4,948,602) - 102.30%		5,187,299

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.30)%		(116,624)

NET ASSETS - 100.00%		$ 5,070,675

ADR - American Depositary Receipt
* Non-income producing securities.
** Variable Rate Security - the rate shown represents the seven-day yield at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Pinnacle Capital Management Balanced Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments in Securities, at Value (Cost $4,948,602)	$ 5,187,299
Cash	500
Receivables:
Dividends and Interest	12,038
Total Assets	5,199,837
Liabilities:
Payables:
Accrued Adviser Fees	3,241
Accrued Service Fees	1,037
Distribution Fees	8,471
Securities Purchased	116,413
Total Liabilities	129,162
Net Assets	$ 5,070,675

Net Assets Consist of:
Paid In Capital	$ 5,002,879
Accumulated Undistributed Net Investment Income	840
Accumulated Net Realized Loss on Investments	(171,741)
Net Unrealized Appreciation in Value of Investments	238,697
Net Assets, for 501,332 Shares Outstanding ($0 par value and unlimited shares authorized)	$ 5,070,675

Net Asset Value	$ 10.11

Minimum Redemption Price Per Share ($10.11 x 0.99) *	$ 10.01

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

Pinnacle Capital Management Balanced Fund
Statement of Operations
For the year ended October 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,858)	$ 60,757
Interest	28,033
Total Investment Income	88,790

Expenses:
Advisory Fees (Note 4)	33,147
Service Fees (Note 4)	10,607
Distribution Fees (Note 4)	44,196
Total Expenses	87,950

Net Investment Income	840

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(63,101)
Net Change in Unrealized Appreciation on Investments	306,495
Realized and Unrealized Gain on Investments	243,394

Net Increase in Net Assets Resulting from Operations	$ 244,234

The accompanying notes are an integral part of these financial statements.

Pinnacle Capital Management Balanced Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended *
	10/31/2012	10/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 840	$ (6,484)
Net Realized Loss on Investments	(63,101)	(108,640)
Unrealized Appreciation (Depreciation) on Investments	306,495	(67,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	244,234	(182,922)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	2,285,824	4,118,195
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(323,336)	(1,171,320)
Net Increase in Net Assets from Shareholder Activity	1,962,488	2,946,875

Net Assets:
Net Increase in Net Assets	2,206,722	2,763,953
Beginning of Period	2,863,953	100,000
End of Period (Including Accumulated Undistributed Net Investment	$ 5,070,675	$ 2,863,953
Income of $840 and $0, respectively)

* The Fund commenced investment operations on January 21, 2011.
The accompanying notes are an integral part of these financial statements.

Pinnacle Capital Management Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Period	$ 9.51	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	-	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.60	(0.47)
Total from Investment Operations	0.60	(0.49)

Net Asset Value, at End of Period	$ 10.11	$ 9.51

Total Return **	6.31%	(4.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,071	$ 2,864
Ratio of Expenses to Average Net Assets	1.99%	1.99%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	(0.27)%	***
Portfolio Turnover	12.22%	41.71%

(a) The Fund commenced operations on January 21, 2011.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

Pinnacle Capital Management Balanced Fund

Notes to Financial Statements

October 31, 2012

1.  ORGANIZATION

The Pinnacle Capital Management Funds Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Pinnacle Capital Management Balanced Fund (the “Fund”).  The Fund is a diversified fund. The Fund currently offers Investor Class shares. Prior to May 11, 2012 the Investor Class was named Class C and redemptions were subject to a maximum contingent deferred sales charge of 1.00%. The investment adviser to the Fund is Pinnacle Capital Management, LLC (the "Adviser").

The Fund seeks long-term capital appreciation, current income, and preservation of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended October 31, 2012, related to uncertain tax positions taken or expected to be taken for tax years since inception. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rate. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3.  SECURITIES VALUATIONS

SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, open-end funds, and exchange traded funds) are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation of the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Open-end Funds including money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities (including corporate bonds and U.S. government agencies and obligations) that are valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. Manually priced securities held by the Fund (if any) are reviewed and ratified by the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 3,249,798	$ -	$ -	$ 3,249,798
Corporate Bonds	-	976,876	-	976,876
Exchange Traded Funds	312,880	-	-	312,880
Mutual Fund	200,398	-	-	200,398
U.S. Government Agencies and Obligations	201,047	-	-	201,047
Short Term Investments	246,300	-	-	246,300
Total	$ 4,210,423	$ 976,876	$ -	$ 5,187,299

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2012. There were no transfers into or out of any Levels during the year. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 0.75% of the average daily net assets of the Fund.  For the year ended October 31, 2012, the Adviser earned $33,147 in Advisory fees.  At October 31, 2012, the Fund owed the Adviser $3,241.

Under the Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses (such as (a) interest and (b) dividend expenses on securities sold short), the costs of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.24% of the average daily net assets of the Fund.  For the year ended October 31, 2012, the Fund incurred $10,607 in service fees.  At October 31, 2012, the Fund owed $1,037 in service fees.

Pinnacle Investments, LLC (the “Distributor”), is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

DISTRIBUTION PLAN: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the plan, Investor Class shares (previously Class C shares) may pay for activities primarily intended to result in the sale of the Fund's Investor Class shares. This Distribution Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund's Investor Class shares. These activities include but are not limited to, payment to the Distributor, securities dealers, and others in respect to the sale of shares of the Fund, the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund, holding seminars and sales meetings designed to promote the distribution of the Fund’s shares, obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund, training sales personnel regarding the shares of the Fund, providing distribution and shareholder servicing with respect to the Fund's shares and financing any other activity primarily intended to result in the sale of shares of the Fund. The 1.00% for the Investor Class shares is comprised of a 0.25% service fee and a 0.75% distribution fee.  For the year ended October 31, 2012, the Fund incurred $44,196 in distribution fees.  At October 31, 2012, the Fund owed $8,471 in distribution fees.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	Year Ended October 31, 2012		January 21, 2011 (commencement of operations) through October 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	232,749	$ 2,285,824	413,403	$ 4,118,195
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(32,466)	(323,336)	(122,354)	(1,171,320)
Net increase	200,283	$ 1,962,488	291,049	$ 2,946,875

Early Redemption Fee - The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.  During the year ended October 31, 2012, the Fund did not impose any redemption fees.

Sales Charge - There is no sales charge imposed upon purchases of shares, but investors may be subject to a Contingent Deferred Sales Charge ("CDSC"). Specifically, if you redeem your shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. During the period October 31, 2011 through May 11, 2012, the Fund did not impose any CDSC fees. As of May 11, 2012 the Fund terminated the CDSC fees.

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2012, 72.35% of all outstanding shares of the Fund are owned by National Financial Service Corp. (“NFS”), for the benefit of its customers. The Fund does not know whether NFS held its shares beneficially or as record holder. Accordingly, the Fund does not know whether NFS controlled the Fund as of October 31, 2012.

7.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $2,201,166 and $513,733, respectively. For the year ended October 31, 2012, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $199,703 and $0, respectively.

As of October 31, 2012, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation                                $  364,911

Gross (Depreciation)                                (153,252)

Net Appreciation on Investments       $  211,659

At October 31, 2012, the aggregate cost of securities for federal income tax purposes was $4,975,640.

8.  TAX MATTERS

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Net Investment Income

$        840

Capital Loss Carryforward

  (144,703)

Net Unrealized Appreciation

    211,659

$    67,796

The difference between book and tax basis unrealized (depreciation) is attributed to the tax deferral of wash sale losses.

During the year ended October 31, 2012, there were no distributions to shareholders.

During the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, there were no distributions to shareholders.

9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2012, the Fund had available for federal income tax purposes an unused capital loss carryforward split between short-term and long-term of $101,082 and $43,621, respectively.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

10.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Pinnacle Capital Management Balanced Fund

(Pinnacle Capital Management Funds Trust)

We have audited the accompanying statement of assets and liabilities of Pinnacle Capital Management Balanced Fund (the “Fund”), a series of Pinnacle Capital Management Funds Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pinnacle Capital Management Balanced Fund as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 28, 2012

Pinnacle Capital Management Balanced Fund
Expense Illustration
October 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Pinnacle Capital Management Balanced Fund, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$986.34	$9.94
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.13	$10.08

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pinnacle Capital Management Balanced Fund

Trustees and Officers

October 31, 2012 (Unaudited)

Interested Trustees and Officers of the Trust

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Masella (63)	President	Since 2011	CEO, Pinnacle Capital Management, October 2011 to present; Executive Vice President and Director, Unity Mutual Life Insurance Company, Nov. 2006 to June 2011.	N/A	N/A
Michael Cuddy (59)	Trustee	Indefinite Term; Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Advisor), July 2009 to present. First Vice President, Financial Advisor, Citigroup Global Markets, Inc (Broker-Dealer, Registered Investment Advisor), July 1993 to June 2009.	1	None
Stephen J. Fauer (54)	Portfolio Manager and Treasurer	Indefinite Term; Since 2010

Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC (Registered Investment Advisor), August 2006 to present.  Director of Research, J.W. Burns & Company, Inc., June 2004 to May 2006.

				N/A	N/A
John H. Lively (43)	Secretary	Indefinite Term; Since 2010

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

.

				N/A	N/A
Kevin McClelland (27)	Vice President and Chief Operating Officer	Since 2012	Financial Analyst, Pinnacle Capital Management, April 2010 to present; Business Analyst, Pinnacle Investments, September 2008 to April 2010.	N/A	N/A
Keith Zanders (41)	Chief Compliance Officer	Since 2011

Financial Advisor and Business Process Manager, Pinnacle Investments LLC (broker-dealer), June 2010 to present; Compliance Officer, Pinnacle Investments LLC, November 2010 to present; Independent Financial Advisor and Portfolio Manager, Citi-Smith Barney (December 2007 to May 2009); Founder, ZANDERS, Inc. (information technology consulting firm), 1997 to 2004.

				N/A	N/A

(1) The address of each trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

Independent Trustees

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Reagan, MD, (61)	Trustee	Indefinite Term; Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Carl Reistrom (41)	Trustee	Indefinite Term; Since 2010	Vice President of Finance, Wynit, Inc. (Consumer Electronics Industry), June 2001 to present.	1	None

(1) The address of each trustee is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

Pinnacle Capital Management Balanced Fund

Additional Information

October 31, 2012 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 202-1338 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-202-1338.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 202-1338 to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISER

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH  43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

DISTRIBUTOR

Pinnacle Investments, LLC

100 Limestone

Fayetteville, NY 13066

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period other than to change the person fulfilling the role of principal executive officer. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s ode of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl T. Reistrom, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 12,000

FY 2011

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2012

$ 2,500

FY 2011

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2012

$750

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$750

FY 2011

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a)(3)

Not applicable to open-end management investment companies.

(b)

Certification pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pinnacle Capital Management Funds Trust

By /s/ Joseph Masella

*Joseph Masella

  President and Principal Executive Officer

Date  January 8, 2013

By /s/ Stephen J. Fauer

*Stephen J. Fauer

  Principal Financial Officer

Date January 8, 2013

* Print the name and title of each signing officer under his or her signature.